SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6 (e) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     IMG TAX EXEMPT LIQUID ASSETS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                                2203 Grand Avenue
                           Des Moines, Iowa 50312-5338
               (Address of Principal Executive Offices) (Zip Code)

                         Registrant's Telephone Number,
                       including Area Code: (515) 244-5426
                            DAVID W. MILES, President
                     IMG Tax Exempt Liquid Assets Fund, Inc.
                                2203 Grand Avenue
                           Des Moines, Iowa 50312-5338
                     (Name and Address of Agent for Service)

                        Copies of all Communications to:
                               JOHN C. MILES, ESQ.
                  Cline, Williams, Wright, Johnson & Oldfather
                            1900 First Bank Building
                             Lincoln, Nebraska 68508

Payment of Filing Fee (Check the appropriate box):

[  ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a) (2) of Schedule 14A.

[  ]     $500 per each part to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3)

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11.

                     IMG TAX EXEMPT LIQUID ASSETS FUND, INC.

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                              ON SEPTEMBER 25, 1996

TO THE SHAREHOLDERS OF IMG TAX EXEMPT LIQUID ASSETS FUND, INC.:

You are cordially invited to attend the Annual Meeting of Shareholders of IMG Tax Exempt Liquid Assets Fund, Inc., which will be held at 2203 Grand Avenue, Des Moines, Iowa, on Wednesday, September 25, 1996, at 10:15 a.m., for the following purposes:

   1. To elect a Board of Directors to serve until the next Annual Meeting and until their successors are elected and have qualified;

   2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors for the Fund;

   3. To approve or disapprove an amendment to the Articles of Incorporation changing the Fund's name;

   4. To approve or disapprove an amendment to the Articles of Incorporation giving authority to the Fund's Board of Directors to allow the Fund to issue shares in series and classes, thereby allowing the Fund to offer multiple portfolios and to offer shares with varying distribution fees and charges;

   5. To approve or disapprove an amendment to the Fund's Rule 12b-1 Plan making it "compensatory" and making it applicable to the multiple class structure, subject to the shareholders approving proposal number 4; and

   6. To approve or disapprove changes in the investment objectives, policies and restrictions of the Fund.

In addition, we will report to you on the business and affairs of the Fund for the year ended June 30, 1996. The Annual Financial Report is enclosed for your information.

The close of business on Thursday, August 1, 1996, has been fixed as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. There were 8,455,985 shares outstanding on August 1, 1996. A list of such shareholders will be maintained at the offices of Investors Management Group (the "Advisor" or "IMG") at 2203 Grand Avenue, Des Moines, Iowa 50312-5338, during the ten day period preceding the Annual Meeting.

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. No postage is required. Prompt return of your proxy card will be appreciated. Your vote is important no matter how many shares you own.

Des Moines, Iowa                       BY ORDER OF THE BOARD OF DIRECTORS
August 20, 1996


                                       Ruth Prochaska
                                       Secretary

                     IMG TAX EXEMPT LIQUID ASSETS FUND, INC.

                                 PROXY STATEMENT

     This statement was first mailed to shareholders on or about August 20, 1996. The Fund's annual report for the year ending June 30, 1996 is included herewith. Shareholders should send proxies and any correspondence to the following address:

                     IMG Tax Exempt Liquid Assets Fund, Inc.
                                2203 Grand Avenue
                           Des Moines, Iowa 50312-5338

                             SOLICITATION OF PROXIES

     This statement is furnished to shareholders of IMG Tax Exempt Liquid Assets Fund, Inc. (the "Fund") in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of the Shareholders to be held at 10:15 a.m., Des Moines time, on September 25, 1996, at 2203 Grand Avenue, Des Moines, Iowa.

                                  VOTING RIGHTS

     The close of business on August 1, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at the Annual Meeting. There were 8,455,985 shares outstanding at the close of business on August 1, 1996. Each shareholder will be entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held on each matter presented for shareholder vote at the Annual Meeting.

     If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted at the meeting for the election of the ten directors identified thereon (unless authority is withheld) and unless otherwise indicated by the shareholder, the proxy will be voted for the other proposals set forth herein and appearing on the proxy. A shareholder executing a proxy may revoke it at any time before it has been voted at the meeting by giving written notice to the Fund, at the address shown above. The proxy may also be revoked by executing a new proxy or attending and voting at the meeting. Nominees for directors who receive a majority of the votes cast by the shareholders entitled to vote at the annual meeting will be elected. Abstentions are not counted in determining the number of shares voting for or against any matter listed on the accompanying Notice of Annual Meeting, but will be included in determining the number of shares present at the Annual Meeting. Broker "non-votes" (i.e. proxies from brokers or nominees indicating such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter or for which such persons do not have discretionary power to vote) will be treated as abstentions. Cumulative voting is not authorized.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve the various proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting, to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: (1) the nature of the particular proposal lacking a sufficient number of votes, (2) the percentage of votes actually cast, (3) the percentage of negative votes actually cast, (4) the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. A shareholder vote may be taken on any proposal prior to any adjournment if sufficient votes have been received for approval.

     The Fund believes that, as of the record date, Townsend Engineering Co., 2425 Hubbell, Des Moines, Iowa, 50317, and Microntronics, RR 3, Box 345, Iola, Kansas, 66749, directly or indirectly owned approximately 659,705 shares (7.80 percent) and 1,024,4337 shares (12.11 percent), respectively, of the outstanding Fund shares. To the knowledge of the Fund, no other shareholders owned beneficially as of the record date 5 percent or more of the Fund's outstanding shares. Deadline for Receipt of Shareholder Proposals

     Proposals by shareholders of the Fund which are intended to be presented by such shareholders at the Fund's 1997 Annual Meeting must be received by the Fund no later than May 10, 1997, in order that they may be included in the proxy statement and form of proxy relating to that meeting. Any such proposals submitted should be mailed Certified Mail-Return Receipt Requested to the Fund at the Fund's address set forth above.

                            1. ELECTION OF DIRECTORS

     A board of ten directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Fund's ten nominees named below. Messrs. Miller and Timmons have been directors of the Fund since its inception, and Mr. Galligan has served since October, 1988. Messrs. Lorber, Hensley and Lynner have served since October 1989. Mr. Zumbach has served since July 18, 1995. In the event that any nominee of the Fund is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     Described below are the nominees and their principal occupations held during the past five years. Each director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk (*). The address of each director is that of the Fund unless otherwise indicated.

                                                                                            No. of Shares of
                                                                                                the Fund
                                                                                              Beneficially
                                                                                             Owned Directly
                                           Principal Occupations              Served as       or Indirectly
                                            and Other Material                Director            as of
          Name               Age               Affiliations                     From         August 1, 1996
Robert F. Galligan           61     Business Administration Department          10-88              -0-
Des Moines, Iowa                    Chairman and Associate Professor,
Director                            Grand View College; Director, IMG
                                    Liquid Assets Fund, Inc.

Chad L. Hensley              72     Retired President and CEO, Preferred        10-89              -0-
Des Moines, Iowa                    Risk Mutual Insurance Co.; Director,
Director                            IMG Liquid Assets Fund, Inc.

Fred Lorber72 Chairman of Board, Lortex, Inc.;                                  10-89              -0-
Des Moines, Iowa                    Chairman and Director, IMG Liquid
Chairman of Board and               Assets Fund, Inc.
Director

Darwin T. Lynner, Jr.        52     President, Darwin T. Lynner Co., Inc.;      10-89              -0-
Des Moines, Iowa                    a property management company;
Director                            Director, IMG Liquid Assets Fund, Inc.

Richard A. Miller            56     Vice President & General Counsel,           6-82               -0-
Des Moines, Iowa                    Farmers Casualty Company Mutual;
Director                            Director, IMG Liquid Assets Fund, Inc.

Mark A. McClurg*             43     Vice President, Secretary and Senior        7-95               -0-
Des Moines, Iowa                    Managing Director of Investors Man-
Treasurer and Director              agement Group and IMG Financial
                                    Services, Inc.; Treasurer and Director,
                                    IMG Liquid Assets Fund, Inc.

David W. Miles*              39     President, Treasurer and Senior Man-        7-95               -0-
Des Moines, Iowa                    aging Director of Investors Manage-
President                           and  Director  ment Group and IMG  Financial
                                    Services,  Inc.; President and Director, IMG
                                    Liquid Assets Fund, Inc.

James W. Paulsen*            38     Senior Managing Director of Investors       7-95               -0-
Des Moines, Iowa                    Management Group and IMG Financial
Vice President and Director         Services, Inc.; Vice President and Direc-
                                    tor, IMG Liquid Assets Fund, Inc.

William E. Timmons           72     Retired Partner, Patterson Law Firm;        6-82               -0-
Des Moines, Iowa                    Director, IMG Liquid Assets Fund, Inc.;
Director                            Director, Ag Hail Insurance Company;
                                    Director, Allied Group.

Steven E. Zumbach            46     Attorney, Belin, Harris, Lamson,            7-95               -0-
Des Moines, Iowa                    McCormick since 1977; Director,
Director                            IMG Liquid Assets Fund, Inc.

      The Fund has an Executive Committee consisting of Messrs. Galligan and Timmons. Subject to certain limitations, the Executive Committee may exercise the powers of the Board of Directors between the quarterly meetings of the Board. During the fiscal year ended June 30, 1996, the Board of Directors met four times and the Executive Committee did not meet. No incumbent director attended fewer than 75 percent of the meetings of the Board of Directors. The Fund has a nominating committee consisting of Messrs. Lorber and Hensley. The Fund has no standing audit or compensation committee.

      The total number of shares held by all directors as of August 1, 1996 represented less than 1 percent of the outstanding shares.

      The executive officers of the Fund are David W. Miles, President; Mark A. McClurg, Treasurer; James W. Paulsen, Vice President; and Ruth L. Prochaska (43) Secretary. Mr. Miles is President, Treasurer and Senior Managing Director of IMG. Ms. Prochaska is Controller/Compliance Officer of IMG. Mr. McClurg is Vice President, Secretary, and Senior Managing Director of IMG. Mr. Paulsen is Senior Managing Director of IMG. All are deemed to be interested persons of the Fund and the Advisor. The address of the officers is that of the Fund.

                     REMUNERATION OF OFFICERS AND DIRECTORS
                      AND OTHER TRANSACTIONS WITH DIRECTORS

     During the fiscal year ended June 30, 1996, the Fund paid no remuneration to any of its directors or officers for acting as such, except a maximum fee of $250 per Board meeting and $100 per committee meeting, paid only to the directors who are not interested persons of the Fund's Investment Advisor. Under the terms of the Management and Investment Advisory Agreement, all other remuneration of officers and directors is paid by the Investment Advisor. In fiscal 1996, payments by the Fund to directors for attendance at directors' Board and committee meetings aggregated $6,250.

                               COMPENSATION TABLE

                                 Aggregate              Total Compensation From
      Name of                  Compensation                 Fund and Fund
Person, Position                 From Fund             Complex Paid to Director

Robert F. Galligan               $ 1,000                     $ 3,200
Director

Chad L. Hensley                    1,000                       3,200
Director

Fred Lorber                        1,000                       3,200
Chairman & Director

Darwin T. Lynner                     750                       2,400
Director

Mark A. McClurg                        0                           0
Treasurer & Director

David W. Miles                         0                           0
President & Director

Richard A. Miller                  1,000                       3,200
Director

James W. Paulsen                       0                           0
Vice President & Director

William E. Timmons                 1,000                       3,200
Director

Steven E. Zumbach                    500                       1,600
Director

                    2. RATIFICATION OF SELECTION OF AUDITORS

     On August 13, 1996, the Board of Directors of the Fund, including a majority of those members of the Board who are not interested persons of the Fund, selected KPMG Peat Marwick LLP, independent auditors, to examine the books and securities of the Fund and to certify from time to time financial statements of the Fund. KPMG Peat Marwick LLP has advised the Fund that such firm has no direct or material indirect financial interest in the Fund or its Investment
Advisor. Representatives of KPMG Peat Marwick LLP will be at the meeting to answer questions and will have an opportunity to make a statement if they desire to do so. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

                             3. CHANGE OF FUND NAME

     The Fund's current name as set forth in the Articles of Incorporation, as amended, is IMG Tax Exempt Liquid Assets Fund, Inc. The Distributor, IMG Financial Services, Inc., has proposed to expand the distribution of the Fund and has recommended that the Fund be named simply, "Municipal Assets Fund, Inc." The Board of Directors considered this proposal in light of the proposals described below in connection with the adoption of a multiple series and class structure for shares and believes that the name change will allow for wider distribution of the Fund. A wider distribution of the Fund will result in a larger Fund, thereby presumably creating economies of scale by allowing the Fund to purchase larger denominations of securities at lower overall cost. As a result, the Board of Directors believes that it is in the best interest of the shareholders and therefore RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE NAME CHANGE FROM IMG TAX EXEMPT LIQUID ASSETS FUND, INC. TO MUNICIPAL ASSETS FUND, INC. A vote for this proposal will authorize the officers of the Fund, and each of them, to execute and file with the Secretary of the State of Iowa, Articles of Amendment to the Articles of Incorporation of the Fund and take all other actions necessary and proper to effectuate the name change. The affirmative vote of a plurality of shares voting at a meeting of shareholders at which a quorum is present is required.

                         4. SERIES AND CLASSES OF SHARES

     The Distributor and the Advisor have recommended a change in the distribution approach for the Fund, which they believe will result in wider distribution of the Fund. In addition to the name change discussed above, the Distributor and Advisor have recommended establishing a multiple series and class structure for the shares of the Fund as allowed under the Investment Company Act of 1940 and Rule 18f(3) thereunder. Under the Iowa Business Corporation Act, Section 490.601 and Section 490.602, if the Articles of Incorporation so provide, the Board of Directors may authorize the issuance of shares in classes and series.

SERIES STRUCTURE

     At present, the Fund is authorized to issue only one class of stock and no series. The Board is recommending that the Articles be amended to allow the issuance of multiple series of shares so that the Fund can offer investment portfolios other than the current Fund. This structure, generally referred to as a "Series Fund", allows one corporation to offer several mutual funds, each identified as a separate series of shares. If the amendment is approved, shares may be approved by the Board from time to time which each represent distinct portfolios of investments. The existing Fund would simply be one series of shares, which would be designated Municipal Assets Fund shares. At a later date, the Board of Directors could authorize additional shares named appropriately for other investment portfolios which would be offered to the public with their own separate investment objectives and policies.

     Assets and liabilities of a series of shares are distinct and separate from other series, although certain expenses of the corporation not identifiable to a series are allocated among the series pro rata. Each series of shares has its own net asset value. Shareholders of each series vote on matters specifically attributable to the series, including such matters as approval of management agreements, distribution plans and reorganizations. On matters affecting the corporation as a whole, such as approval of auditors and election of Directors, all series would vote as a group.

     At the present time, the Board of Directors has not authorized the creation of additional series and does not expect to do so in the future. However, if the amendment is approved, the existing shares representing the Fund would be reclassified "Municipal Assets Fund shares".

CLASS STRUCTURE

     The class structure features the issuance of classes of shares within the series (Fund) ("Multi-Class Structure"). Each class of a series would have different class level expenses. A Multi-Class Structure would give the Fund greater flexibility in the distribution of Fund shares. Currently the Fund is distributed with no sales charge or service fees, although a distribution fee is paid. With a Multi-Class Structure, the Fund could be sold through new distribution channels that require the payment of compensation or that couple the sale of Fund shares with the provision of certain other services. For example, classes of shares may be created that would allow investors to purchase such shares (i) with a distribution fee pursuant to a Rule 12b-1 Plan or a shareholder services fee; (ii) with no distribution fee, but with a shareholders services fee; (iii) with neither a distribution fee or shareholder service fee;
(iv) with a conventional front-end sales load; or (v) without a front-end sales load, but subject to a contingent deferred sales charge ("CDSC") and a distribution fee pursuant to a Rule 12b-1 Plan. In addition, the Fund may provide for the conversion of one class of shares to another class of shares after a certain period of time. For example, a class of shares that is subject to a CDSC and a distribution fee that remains outstanding for a certain period of time may automatically convert to a class of shares that is not subject to a Rule 12b-1 Plan.

     The amendment of the Fund's Articles of Incorporation to permit the Multi-Class Structure was approved by the Directors insofar as it is in the best interests of the Fund and its stockholders to give the Fund the ability to implement a Multi-Class Structure in order to (i) facilitate distribution of the Fund's shares; (ii) help maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; (iii) enable investors paying a sales charge or distribution fee to choose the purchasing option best suited to their individual situations, thereby encouraging then current stockholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its stockholders; and (iv) permit possible economies of scale through increased Fund size.

     If the Multi-Class Structure is approved, each share of a series of the Fund would represent an identical legal interest in the corresponding investment portfolio (series) and have the same rights, except that each class of a series may bear certain expenses specifically related to the distribution of its shares and each class may bear certain other expenses specifically allocated to that class such as transfer agency fees. Although the legal rights of the classes of shares would be identical, it is likely that the different expenses borne by each class would result in different net asset values and dividends. For example, a class of shares that is subject to a Rule 12b-1 Plan would bear the expenses of a distribution fee that would cause those shares to have a higher expense ratio and to pay lower dividends than another class of shares. Each class would have exclusive voting rights with respect to any plan of distribution adopted for that class pursuant to Rule 12b-1 under the 1940 Act. The classes would also have different exchange privileges. Upon any liquidation of the Fund, holders of shares subject to a Rule 12b-1 Plan might receive less than holders of another class of shares as a result of higher accumulated expenses from the distribution fee.

     IMPLEMENTATION OF THE SERIES AND MULTI-CLASS STRUCTURE WOULD NOT ALTER THE RIGHTS AND PRIVILEGES OF THE CURRENT STOCKHOLDERS OF THE FUND, NOR WILL IT AFFECT THE NET ASSET VALUE OF A CURRENT STOCKHOLDER'S INVESTMENT IN THE FUND. By providing investors with a broader choice as to the method of purchasing shares, the Directors believe that the Multi-Class Structure, if implemented, may attract more investment dollars to the Fund, which would benefit the holders of all classes of shares by facilitating the management of the Fund's Portfolios and by reducing the operating expense ratios of the Fund.

     If the stockholders approve this proposal, the Articles of Incorporation will be amended to increase the total authorized shares to $5 billion shares, authorizing $2.4 billion shares for the Municipal Assets Fund and to allow for the creation of separate classes and series of shares and to define the effects of the creation of separate classes. By the amendment, stockholders would be giving the Board of Directors authority, without further stockholder approval, to create classes and series of stock in the future with such preferences, rights and privileges as the Board of Directors determines, subject to the requirements of the 1940 Act. Specific classes of shares may or may not be available to any particular group or type of investors.

     In approving the amendment adding the Multi-Class Structure, the Board also approved, subject to shareholder approval of the amendment, a proposal to implement the Multi-Class Structure and begin offering shares in the Multi-Class Structure upon effectiveness of a registration statement filed with the Securities and Exchange Commission. The Multi-Class Structure proposed would convert the outstanding shares of the Fund to shares designated Municipal Assets Fund. Three "classes" of the Municipal Assets Fund shares would be further authorized and designated "Sweep Shares", "Trust Shares" and "Institutional Shares". Presently outstanding shares would be reclassified as Sweep Shares, which would have the same fee structure as the current Fund's shares. Trust Shares and Institutional Shares, when offered, would be offered without a Rule 12b-1 Plan fee, but Trust Shares would have a shareholder servicing fee. Institutional Shares would be offered without any Rule 12b-1 fee or shareholder servicing fee.

     If the amendment is approved, outstanding shares of the Fund would be converted to Sweep Shares of the series designated Municipal Assets Fund on the date that the Articles of Amendment would be filed with the Secretary of State, on or about October 15th. At the present time, the Fund does not intend to offer any kind of conversion rights between the classes of shares. Trust Shares are intended to be offered solely to trust departments and pension/profit sharing plans and Institutional Shares are intended to be offered solely to certain financial institutions meeting certain requirements established by the Fund.

     THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION attached hereto as Exhibit A, subject to such further changes or additions as may be reasonable and prudent or as may otherwise be required by the Securities and Exchange Commission or other regulatory authorities, to effectuate the Fund's conversion to a series company with the Multi-Class Structure described above.

                            5. AMEND RULE 12B-1 PLAN

     At the August 13, 1996 meeting, the Board of Directors reviewed and approved the Fund's current Rule 12b-1 distribution plan (the "Plan"). In light of the proposals to implement the Multi-Class Structure as discussed above, the Advisor and Distributor also recommended that the Plan be amended to conform to the Multi-Class Structure and to make the Plan a compensatory plan rather than a reimbursement plan as is presently the case. A copy of the Plan as proposed to be amended is attached hereto as Exhibit B.

     The Amended Plan provides for compensation payments rather than reimbursement payments to various persons in connection with distribution of the Fund shares. Under the former Plan, the Fund reimbursed the Distributor for expenses incurred by the Distributor in facilitating the sale of Fund shares up to 0.75 percent of the average annual net assets of the Fund. The Distributor was required to account for all expenses subject to reimbursement. Under the Amended Plan, the Distributor and other persons, subject to separate written agreements approved by the Board of Directors, are paid up to 0.50 percent of the net assets of the Fund's shares attributable to the services that such persons render. The fee is paid regardless of the expenses incurred by the service provider.

     In addition, the Amended Plan is to be only applicable to the Fund's "Sweep Shares" unless the Board of Directors subsequently approves making the "Trust", "Institutional" and/or other classes of shares subject to the Plan and the shareholders of the other classes approve the application of the Plan to these classes of shares.

     Considering approval of the Amended Plan, the Directors requested information from the Advisor and Distributor relating to the operation of the existing Plan and their intentions with respect to the operation under the Amended Plan. In evaluating the information provided by the Advisor and Distributor, the Directors considered a number of factors. The primary factor addressed was the problem and circumstances facing the Fund in distributing its shares through financial institutions and other participating organizations. Mergers and consolidations within the banking industry and increased competition from other mutual funds in the financial services industry were highlighted as major concerns. The Distributor and the Advisor noted that many banks and financial institutions were seeking to distribute money market funds and that the Fund's distribution system must be competitive with other money market funds offering similar services. The Board of Directors considered the Fund's historical distribution system and the likelihood that without changes the Fund could experience difficulty in retaining existing shareholders or obtaining new shareholders. In approving the Amended Plan, the Directors determined that the new distribution arrangement for the Fund necessarily required that the Plan be flexible in its arrangements with respect to distribution activities. Because the Fund will have multiple classes of shares that could be offered through participating organizations, including banks and also other institutions and distribution channels, the Board determined that a compensatory arrangement rather than a reimbursement arrangement would allow the Distributor to more easily market the shares. It further determined that the existing Distribution Plan put the Fund in a less advantageous position in respect to competing funds who had adopted compensatory arrangements in distributing their shares in the financial services industry. Additionally, the Board of Directors determined that a single agreement with a Distributor through which the Fund paid reimbursement for distribution related expenses did not allow the Fund sufficient flexibility to contract directly with financial institutions and others. The Board of Directors acknowledged that the Fund's existing
Distribution Plan had demonstrated historic basis for producing wider distribution of the Fund shares and economies of scale.

     The Board also considered the potential difficulty in maintaining the Fund's yield in the event of a loss of shareholders and/or slow growth in the total assets under management within the Fund. The Board of Directors believes that the economies of scale resulting from the size of the Fund is an important factor to support the approval and amendment of the Rule 12b-1 Plan.

     The Board also considered the inter-relationship between the Plan and the activities of the Distributor and Advisor in connection with the distribution of Fund shares. The Board of Directors believes that the Distributor and Advisor should be fairly compensated for their services in negotiating and promoting new distribution channels for the Fund shares and believes that, particularly with respect to distribution of the sweep shares through financial institutions, that such compensation arrangement is reasonable. The Board of Directors acknowledge that insofar as they have a continuing responsibility to review the operation of the Plan that continued payments under the Plan will be reviewed periodically to ensure that such compensation continues to be reasonable in light of the services rendered.

     The Board also considered the effect of the Plan on existing shareholders and noted that the Plan was not being amended to increase the amount paid but actually would decrease the amount paid.

     Under the Amended Plan, the Board of Directors must approve each agreement with a participating organization relating to payments made pursuant to the Distribution Plan and that such agreement may be between the Distributor and other parties.

     BASED UPON THE FOREGOING, THE BOARD OF DIRECTORS DETERMINED THAT THERE WAS A REASONABLE LIKELIHOOD THAT THE PLAN WOULD BENEFIT THE FUND AND THE SHAREHOLDERS AND THEREFORE RECOMMEND APPROVAL OF THE AMENDED PLAN. For this purpose, shareholder approval requires the approval of a "majority" of the Fund's outstanding shares, that is, 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of common stock are represented at such meeting in person or by proxy; or more than 50 percent of the outstanding shares of common stock, whichever is less. The Amended Plan would become effective at the time that the Multi-Class Structure of the Fund becomes effective with the Securities and Exchange Commission, which is anticipated to be on or about October 15, 1996.

     The Fund's existing Distribution Plan was first adopted by the shareholders of the Fund on December 20, 1986 and the Plan was last amended on November 21, 1990. Under the existing Plan, the Fund makes payments to the Distributor for reimbursement of expenses incurred in connection with distribution of the Fund's shares. Such reimbursement cannot exceed 0.75 percent of the annual net asset value of the Fund. In the most recent fiscal year, the Fund paid distribution fees to the Distributor in the amount of $129,650, which represented 0.75 percent of the Fund's average net assets for the year.

                 6. CHANGE IN INVESTMENT OBJECTIVES AND POLICIES

     At the August 13, 1996 meeting, the Board of Directors also considered and approved a proposal to make revisions to certain fundamental investment objectives and policies of the Fund. A change in the fundamental investment objectives and policies of the Fund requires shareholder approval. For this purpose, shareholder approval requires the approval of a "majority" of the Fund's outstanding shares, that is, 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of common stock are represented at such meeting in person or by proxy; or more than 50 percent of the outstanding shares of common stock, whichever is less.

     The changes to the fundamental investment objectives and policies of the Fund recommended by the Board of Directors generally relate to making the Fund more marketable in connection with the implementation of the Multi-Class Structure. The Board of Directors is proposing the changes in the aggregate; that is, the Board of Directors is not presenting each change to the fundamental objectives and policies as a separate proposal, but is aggregating the proposals and requesting shareholders approve all proposals as a group. Approval of the proposal will result in all changes being made effective on the date the Fund's Registration Statement is declared effective with the Securities and Exchange Commission, which is anticipated to be on or about October 15, 1996. Failure to obtain shareholder approval will result in none of the changes being effected. A short summary of the changes and the reasons why the Board of Directors believes that such changes are recommended is provided below.
Each proposal is discussed separately.

Extension of the maximum maturity of investments purchased by the Fund from one year to 397 days.

     At the present time, the Fund restricts itself to buying U.S. Government issued or guaranteed money market instruments which mature in one year or less from the date of the investment. The Fund originally obtained an order from the Securities and Exchange Commission which allowed it to use the amortized cost method of valuation of its securities. Subsequent to the receipt of that order, Rule 2a-7 under the Investment Company Act was adopted which generally governs a money market fund's use of the amortized cost method of valuation and provides certain credit quality and diversification requirements for money market funds. Under Rule 2a-7, a money market fund may purchase securities with maturities up to 397 days, so long as the Fund maintains an average dollar weighted portfolio maturity of 90 days or less. The Board of Directors is recommending that the Fund's investment objectives and policies be amended to allow the Fund to invest in securities with maturities up to 397 days consistent with Rule 2a-7. The approval of this proposal will not result in any significant changes in Fund operations, but will give the Investment Advisor added flexibility in allowing it to purchase some securities that have slightly longer maturities than one year. This ability to invest in slightly longer maturity securities gives the Investment Advisor more flexibility in managing the investment portfolio and conforms the Fund's operations to that of money market funds generally. The Distributor and the Advisor believes that by conforming the Fund's maturity requirements to that of Rule 2a-7, the Fund will be better able to compete with other money market funds in the market place who have had such ability for some time.

Allow the Fund to invest in securities of other registered investment management companies subject to certain limits.

     Since its inception the Fund has been prohibited from investing any of its assets in any other investment company, except in connection with a merger, acquisition, consolidation or reorganization. This has resulted in the Fund restricting its investments to those only consisting of the enumerated securities and repurchase agreements set forth in the Prospectus. The Investment Advisor to the Fund believes that the occasional use of the shares of other money market funds would be a beneficial tool in cash management. The Board of Directors agrees and proposes to amend the fundamental investment objectives and policies to allow the Fund to invest up to 10 percent of its assets in securities of other investment companies, which would be money market funds.

     Under Section 12(d)(1) of the Investment Company Act of 1940, a registered investment management company may not purchase or otherwise acquire any security issued by any other registered investment management company if (i) the acquiring company immediately after such purchase owns in the aggregate more than 3 percent of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company have an aggregate value in excess of 5 percent of the value of the total assets of the acquiring company; or (iii) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10 percent of the value of the total assets of the acquiring company. The Board of Directors seeks shareholder approval to amend the fundamental investment objectives, policies and restrictions to allow the Fund to invest in the securities of other registered investment management companies pursuant to Section 12(d)(1) under the Investment Company Act of 1940. This change would again place the Fund on an even competitive basis with other money market mutual funds which have this ability. The securities of other registered investment management companies will only be acquired pursuant to Section 12(d)(1).

Change percentage restrictions on investments in tax-exempt securities.

     Subject to the approval of shareholders changing the Fund's name from IMG Tax Exempt Liquid Assets Fund, Inc., to Municipal Assets Fund, the Board of Directors is also recommending that the Fund's fundamental investment policy to invest at least 80 percent of the Fund's total assets in tax-exempt securities (or conversely no more than 20 percent of the Fund's net assets in repurchase agreements and taxable obligations) be amended. This fundamental policy is tied to the Fund's present name and is a condition imposed on mutual funds having names that indicate they are "tax exempt". While the Fund intends to continue investing in tax-exempt debt obligations issued by state and municipal government units and public authorities, the Board of Directors is proposing to amend the 80 percent/20 percent restriction to require the Fund to maintain at least 80 percent of its total assets in municipal securities which will consist of the same tax-exempt debt obligations issued by state and municipal government units and public authorities within the United States and participation therein presently described in the Fund's Prospectus, but retaining the ability to invest in municipal securities the income from which is includable for calculating the alternative minimum tax. The balance of the Fund's total assets could be invested in repurchase agreements on such securities, taxable obligations and tax-exempt securities that are subject to the alternative minimum tax. As a result, the Fund's present nonfundamental policy of using repurchase agreements and taxable obligations only in defensive purposes will also be eliminated.

     Under the Internal Revenue Code and other rules, mutual funds that invest at least 50 percent of their assets in tax-exempt securities pass the character of their income to shareholders. The mutual fund must report to shareholders that amount of dividends paid to shareholders which is tax-exempt, tax-exempt but subject to the alternative minimum tax, taxable as ordinary income and taxable as short or long term capital gains. Historically, the Fund has invested substantially all its assets in tax-exempt municipal securities and as a result has reported all of its income as tax-exempt. Historically, the Fund has not invested in municipal securities that are subject to the alternative minimum tax. The change in the investment policy proposed will result in the Fund investing in some taxable securities and in tax-exempt securities that are subject to the alternative minimum tax. To the extent that the Fund invests in such securities, shareholders will receive both tax-exempt and taxable income when dividends are paid.

     The proposed change will give the Fund greater flexibility to achieve maximum current income, while maintaining a significant portion of such income as tax-exempt. The Board of Directors believes that such change is consistent with the change proposed in the Fund's distribution. THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE CHANGES IN FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES.

                             THE INVESTMENT ADVISOR

     The Fund has retained IMG (the "Advisor") to act as its investment advisor. The address of the Advisor is that of the Fund. The Advisor is a registered investment advisor organized in 1982. Since then, its principal business has been providing continuous investment management to pension and profit sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. IMG has approximately $1.4 billion in equity, fixed income, and money market assets under management.

     IMG Financial Services, Inc., a wholly-owned subsidiary of IMG, serves as distributor for the Fund. The Fund pays a fee computed daily and payable monthly at an annual rate of 0.75 percent of average daily assets. The Fund paid $129,650 in distribution fees during the fiscal year ended June 30, 1996.

     The Advisor is also the investment advisor of IMG Liquid Assets Fund, Inc., IMG Mutual Fund, Inc., Iowa Public Agency Investment Trust, Iowa Schools Joint Investment Trust and Sub-Advisor of Capital Value Fund, Inc., and engages in certain other activities unrelated to investment companies.

     David W. Miles is President,  Treasurer,  and director of the Advisor, Mark
A. McClurg is Vice President,  Secretary, and director of the Advisor, and James
W. Paulsen is a director of the Advisor. Each owns in excess of 20 percent of the outstanding voting securities of the Advisor. Senior Managing Directors of the Advisor and its wholly-owned subsidiary are Mark A. McClurg, David W. Miles, and James W. Paulsen. They intend to devote substantially all their time to the operation of the Advisor. Their address is that of the Advisor.

                                    EXPENSES

     The cost of preparing, assembling and mailing this Proxy Statement, the accompanying Notice of Meeting and form of Proxy, and any additional material relating to the meeting which may be furnished to the shareholders subsequent to the furnishing of this statement has been or is to be borne by the Fund. In addition to the solicitation of proxies by use of the mails, proxies may be solicited, without additional costs to the Fund, except for out-of-pocket expenses, by certain officers and employees of the Fund or of the Advisor, personally or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and obtain authorization for the execution of proxies. They will be reimbursed for their out-of-pocket expenses for these services.

                                  OTHER MATTERS

     The officers and directors of the Fund do not know of any matters to be presented to the meeting other than those specified above. If, however, any other matters should come before the meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

Des Moines, Iowa                       BY ORDER OF THE BOARD OF DIRECTORS
August 20, 1996


                                       Ruth Prochaska, Secretary







                PLEASE PROMPTLY EXECUTE YOUR PROXY AND RETURN IT

                                                                       Exhibit A
                          ARTICLES OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                     IMG TAX EXEMPT LIQUID ASSETS FUND, INC.


                                    ARTICLE I

         The name of the corporation is IMG Tax Exempt Liquid Assets Fund, Inc.

                                   ARTICLE II

         The Articles of Incorporation as amended, are amended and restated as follows, such amendments changing the name of the Corporation and providing for an increase in the number of shares the Corporation is authorized to issue and to give power to the Board of Directors to issue shares in classes and series.

                                   ARTICLE ONE

         The name of the corporation is "Municipal Assets Funds, Inc."


                                  ARTICLE THREE

         (a) The aggregate number of shares which the corporation shall have authority to issue is 5,000,000,000 shares of common stock of the par value of $0.001 ("Shares"), thereby having an aggregate par value of $5,000,000. Initially, 2,400,000,000 of the Shares shall be divided into one class designated Municipal Assets Fund Shares. Such class of common stock, together with any further classes of Shares created by the Board of Directors, being referred to herein individually as "Class" or collectively as "Classes". Shares designated Municipal Assets Fund shall be further divided into three Series of 800,000,000 Shares of Series A Shares, 800,000,000 Shares of Series B Shares and 800,000,000 Shares of Series C Shares. Such Series A, Series B and Series C Shares of each Class to be referred to as "Sweep", "Trust" and "Institutional" Shares, respectively, or such other names as the Board of Directors may determine from time to time as a convenient and proper method for identifying such Shares in a Registration Statement filed with the Securities and Exchange Commission covering the offer and sale of such Shares to the public. The Board of Directors of the Corporation shall have the power and authority to further classify or reclassify any unissued Shares from time to time by setting or changing the preferences, conversion rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such unissued Shares. The Board of Directors, shall, for purposes of identification, have the power and authority to designate a name for the new Class or Series or change a name of any Class or Series without shareholder vote.

         (b) A description of the relative preferences, conversion rights, voting powers, restrictions, limitations as to dividends, qualification and terms and conditions of redemption of all Classes and Series of Shares which represent ownership in a separate investment portfolio operated as an open-end investment management company is as follows, unless otherwise set forth in Articles of Amendment filed with the Iowa Secretary of State describing any further Class or Series from time to time created by the Board of Directors is as follows:
                  (i) ASSETS BELONGING TO A CLASS. All consideration received by the Corporation for the issue or sale of Shares of a particular Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payment derived from any reinvestment of such proceeds, in whatever form the same may be, together with any general asset items (as hereinafter defined) allocated to that Class as provided in the following sentence, are herein referred to as "assets belonging to" that Class. In the event that there are any assets, income, earnings, or profits thereof, funds or payments which are not readily identifiable as belonging to any particular Class (collectively "General Asset Items"), the Board of Directors shall allocate such General Asset Items to and among any one or more of the Classes created from time to time in such manner and on such basis as it, in its sole discretion, deems fair and equitable; and any General Asset Items so allocated to a particular Class shall belong to that Class. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all Classes for all purposes.

                  (ii) LIABILITIES BELONGING TO A CLASS. The assets belonging to each Class shall be charged with the liabilities of the Corporation in respect of the Class, and with all expenses (except distribution expenses), costs, charges and reserves attributable to that Class and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses (except distribution, shareholder servicing, administrative and transfer agency expenses if approved by the Board of Directors), costs, charges and reserves, together with any general liability terms (as hereinafter defined) allocated to that Class as provided in the following sentence, so charged that Class are herein referred to as "liabilities belonging to" that Class. In the event that there are any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Class (collectively "General Liability Items"), the Board of Directors shall allocate and charge such General Liability Items to and among any one or more of the Classes created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and any General Liability Items so allocated and charged to a particular Class shall belong to that Class. Each such allocation by the Board of Directors shall be conclusive under a Rule 12b-1 Plan, or a shareholder servicing plan, administrative services plan or transfer agency agreement, as approved by the Board of Directors pursuant to Rule 18f-3 under the Investment Company Act of 1940 and binding upon the stockholders of all such Classes for all purposes.

                  (iii) DISTRIBUTION EXPENSES. Expenses related to the distribution of Shares of any Class under a Rule 12b-1 Plan, or a shareholder servicing plan, administrative services plan or transfer agency agreement, as approved by the Board of Directors pursuant to Rule 18f-3 under the Investment Company Act of 1940 shall be allocated between the Series A, Series B and Series C Shares of the Class and borne solely by the Shares of the Series to which the expense relates. The accounting for an allocation of such expenses to Shares of the Series A, Series B and Series C Shares of each Class shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the Shares of such Class and Series. The Series A Shares shall be subject to a Rule 12b-1 distribution fee as determined by the Board of Directors from time to time prior to the issuance of such Shares.

                  (iv) DIVIDENDS AND DISTRIBUTIONS. Unless otherwise expressly provided hereunder, or hereafter in any Articles of Amendment creating any additional Classes or Series of Shares, the holders of each Series and Class of Shares of the Corporation with different rights and preferences shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board of Directors. Dividends and distributions paid with respect to the various Classes or Series of Shares may vary among such Series and Classes. Expenses related to distribution of, and other identified expenses as should be properly allocated to, the Shares of a particular Class or Series of Shares, may be charged to and borne solely by such Class and the bearing of expenses solely by such Class may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of such Class of capital stock.

                  (v) VOTING RIGHTS. Unless otherwise expressively provided for hereunder or hereafter in any Article of Amendment creating any Class or Series of Shares, on each matter submitted to a vote of stockholders, each holder of a Share of the capital stock of the Corporation shall be entitled to one vote for each Share outstanding and in such holder's name on the books of the Corporation, irrespective to Classes or Series thereof, and all Shares of all Classes and Series shall vote together as a single Class; provided, however, the (a) as to any matter with respect to which separate votes of any Class or Series is required by the Investment Company Act of 1940, as in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Iowa general corporation law, such requirement as to a separate vote of that Class or Series shall apply in lieu of a general vote of all Classes and Series as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more Classes or Series, then subject to paragraph (c) below, the Shares of all other Classes or Series not entitled to a separate vote shall vote together as a single Class; and (c) as to any manner, which, in the judgment of the Board of Directors (which shall be conclusive), does not affect the interest of a particular Series or Class, such Series or Class shall not be entitled to any vote and only the holders of Shares of one or more affected Series and Class shall be entitled to vote.

                  (vi) LIQUIDATION. Unless otherwise expressly provided for hereunder or hereafter in any Articles of Amendment creating any Class or Series of capital stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of Shares of capital stock of the Corporation shall be entitled, after payment or provision for payment of the debts and the liabilities of the Corporation (as such liabilities may affect one or more Classes of Shares of capital stock of the Corporation), to share ratably in the assets of the Series in which they have investment. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of such liabilities and expenses to a given Series, and as to whether the general assets of the Corporation are allocable to any one or more Series.

                                   ARTICLE III

         On the later of October 15, 1996 or the date the Corporation's Registration Statement, filed with the Securities and Exchange Commission is effective with respect to the implementation of the Multi-Class Structure, all shares then currently outstanding shall be, without any further action by the Corporation, the Board of Directors or the shareholders, reclassified as "Sweep Shares" of the class designated Government Assets Fund shares.

                                   ARTICLE IV

         This Amendment was adopted by the Board of Directors on August 13, 1996 and by the shareholders on September 25, 1996. At the time of the meeting, there were xxx,xxx,xxx undesignated shares outstanding of which xxx,xxx,xxx shares were indisputably represented at the meeting. Of the shares indisputable represented at the meeting, xxx,xxx,xxx shares voted for the amendment, xxx,xxx,xxx voted against the amendment and xxx,xxx,xxx shares did not vote. The number cast for approval was sufficient.

                                                                       Exhibit B
                           MUNICIPAL ASSETS FUND, INC.
                   AMENDED DISTRIBUTION PLAN UNDER RULE 12B-1

I. Subject to the approval of shareholders of IMG Tax Exempt Liquid Assets Fund, Inc., of an Amendment to the Articles of Incorporation, and upon effectiveness of the Fund's Registration Statement on Form N-1A implementing a "Multi-class Structure" for the distribution of the Fund's shares, all outstanding shares of the Fund will be reclassified as "Sweep Shares" of the class of shares designated Municipal Assets Fund. Other classes of the Fund designated "Trust Shares" and "Institutional Shares" will also be offered. Only "Sweep Shares" will be subject to this Amended Distribution Plan pursuant to Rule 12b-1. This Amended Distribution Plan will only be applicable to Trust Shares and Institutional Shares if approved by the Board of Directors and shareholders of Trust Shares and/or Institutional Shares.

II. Payments by the Sweep Shares of the Municipal Assets Fund (the "Fund") to Promote the Sale of the Fund Shares

         Subject to the following conditions, the Fund may make payments from the assets of the Sweep Shares of the Fund to the Fund's Underwriter for the following purposes:

         (A) to compensate the Underwriter for services related to the marketing, selling, and distribution of Fund's Sweep Shares, including, but not limited to, preparation and distribution of brochures, advertisements, and other promotional materials for the Fund's Sweep Shares, and compensation to sales personnel employed by the Underwriter, and

         (B) to compensate any securities dealer, financial institution or any other Person (a "Participating Organization") who renders services in distributing or promoting the sale of the Fund's Sweep Shares pursuant to a written agreement (the "Related Agreement"), provided:

                  (1) No Related Agreement shall be entered into, and no payments shall be made pursuant to any Related
                           Agreement, unless such Related Agreement is in writing and has first been delivered to and approved by a vote of the board of directors of the Fund, and of a majority of the members of the board of directors of the Fund who are not interested Persons of the Fund and have no direct or indirect financial interests in the operation of the Plan or in any Related Agreement (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on such Related Agreement.

                  (2) Any Related Agreement shall describe the services to be performed by the Participating Organization and shall  specify  the  amount  of,  or the  method  for
                           determining compensation to the Participating Organization.

                  (3) No Related Agreement may be entered into unless it provides that it may be terminated at any time, without the payment of any penalty, by vote of a majority of the Disinterested Directors or by vote of a Majority of the Outstanding Voting Securities of the Fund on not more than 60 days' written notice to other party to the Related Agreement and that the Related Agreement shall automatically terminate in the event of its assignment.

                  (4) Any Related Agreement shall continue in effect for a period of more than one year from the date of its execution or adoption only if it provides that such continuance is specifically approved at least annually by a vote of the board of directors of the Fund, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Related Agreement.

         (C) Aggregate payments by the Fund under this Plan in any month shall not exceed the annual rate of 0.50 of 1% of the average net asset value (determined as of the close of business on the last business day of the prior month) of all issued and outstanding shares of the Fund.

         (D) If and to the extent that the Fund is deemed to be acting as a distributor of its shares by reason of payments to the Fund's investment adviser under any investment advisory contract, such payments are authorized. If and to the extent that the investment advisory contract in effect as of the effective date of this plan is inconsistent with any provision of this plan, the provisions of this plan shall supersede the provisions of such investment advisory contract. If and to the extent that the Fund is deemed to be acting as a distributor of its shares by reason of any payments by the Fund's investment adviser to third parties to assist in distribution of the Fund's shares, such payments are authorized if made pursuant to an agreement that satisfies the requirements of a Related Agreement set forth in Section 1. Notwithstanding any other provision in this plan, payments to the Fund's investment adviser under any investment advisory contract and any payments by the investment adviser shall not be subject to the limitations set forth in paragraph (C) of Section I and such payments shall not be included in calculating the maximum aggregate payments to all Participating Organizations set forth in paragraph (C) of Section I.

III.     Quarterly Reports

         The Underwriter of the Fund shall provide to the board of directors, and the board of directors shall review, at least quarterly, a written report of all amounts expended pursuant to this Plan. This report shall include the identities of all Participating Organizations and the payments received by them, and explain the purposes for which all amounts were expended.

IV.      Effective Date and Duration of the Plan

         This Plan shall become effective immediately upon the later of the approval by (a) both the vote of the Board of Directors of the Fund, and of the Disinterested Directors, cast in person at the meeting called for the purpose of voting on the approval of this plan and (b) the vote of a Majority of the Outstanding Voting Securities of the Fund and the date the Fund's Registration disclosing the terms of the Amended becoming effective, whichever is later. This plan shall continue in effect for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, this plan shall continue from year to year, provided that such continuance is approved at least annually by a vote of the board of directors of the Fund, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such continuance. This plan may be terminated at any time by the vote of (a) the board of directors, (b) a majority of the Disinterested Directors or (c) a Majority of the Outstanding Voting Securities of the Fund.

V.       Selection of Disinterested Directors

         During the period in which this plan is effective, the selection and nomination of those directors of the Fund who are not Interested Persons of the Fund shall be committed to the discretion of the directors who are not Interested Persons of the Fund.

VI.      Amendments

         All material amendments of this plan shall be in writing and shall be approved by a vote of the board of directors of the Fund, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment. This plan may not be amended to increase materially the amount to be spent by the Fund hereunder without approval by a Majority of the Outstanding Voting Securities of the Fund.

VII.     Capitalized Terms

         Capitalized terms used herein without definition shall have the meaning set forth in the Investment Company Act of 1940, as amended.